UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2019 (February 21, 2019)

HCA HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Meg G. Crofton to the Board of Directors of the Company

On February 21, 2019, HCA Healthcare, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) has, based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Meg G. Crofton to the Company’s Board effective March 1, 2019, increasing the number of directors on the Board from 12 to 13. Ms. Crofton will serve on the Board’s Compensation Committee and Patient Safety and Quality of Care Committee.

Ms. Crofton was appointed to the Board pursuant to the Company’s Amended and Restated Certificate of Incorporation, which provides that a majority of directors on the Board may determine the number of directors which shall constitute the Board and that the Board may fill a newly created directorship resulting from any increase in the number of directors on the Board. There is no arrangement or understanding between Ms. Crofton and any other person pursuant to which Ms. Crofton was selected as a director on the Board, nor is Ms. Crofton a member of the family of any executive officer of the Company or of any other director on the Board. There have been no transactions, proposed or otherwise, in which Ms. Crofton participated or will participate that would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K. Ms. Crofton will participate in the compensation program the Company maintains for its non-management directors, which compensation program was described in the Current Report on Form 8-K the Company filed with the Securities and Exchange Commission on May 2, 2018.

A copy of the press release issued by the Company announcing Ms. Crofton’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Retirement of Ann H. Lamont from the Board of Directors of the Company

On February 21, 2019, Ann H. Lamont informed the Company that she will step down from her position as a member of the Board of Directors of the Company at the conclusion of her term at the 2019 annual meeting of the Company’s stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2019	HCA HEALTHCARE, INC.

/s/ John M. Franck II
John M. Franck II Vice President – Legal and Corporate Secretary